EXECUTION COPY Performance Undertaking 753287359 23728593 PERFORMANCE UNDERTAKING THIS PERFORMANCE UNDERTAKING (this “Undertaking”), dated as of June 20, 2023, is executed by Columbus McKinnon Corporation, a New York corporation (“Columbus” or “Performance Guarantor”), in favor of Wells Fargo Bank, National Association, as administrative agent for the benefit of the Secured Parties (in such capacity, together with its successors and assigns, “Administrative Agent”). RECITALS 1. Columbus, Dorner Mfg., Corp, a Wisconsin corporation, Garvey Corporation, a New Jersey corporation, Magnetek, Inc., a Delaware corporation, in its own name and d/b/a Unified Industries, Inc., Yale Industrial Products, Inc., a Delaware corporation (each of the foregoing, together with any other “Originator” from time to time party to the Sale Agreement, each an “Originator” and collectively, the “Originators”), Performance Guarantor, as initial master servicer (in such capacity, the “Initial Master Servicer” and together with any assignee of the Initial Master Servicer that is an Affiliate of the Performance Guarantor (any such Person, a “Successor Master Servicer” and together with the Initial Master Servicer, the “Master Servicer”) and any Successor Master Servicer, together with each of the Originators, each a “Covered Entity” and collectively, the “Covered Entities”) and Columbus McKinnon FinCo, LLC, a Delaware limited liability company (“Borrower”) have entered into a Receivables Sale Agreement, dated as of the date hereof (as amended, restated or otherwise modified from time to time, the “Sale Agreement”), pursuant to which the Originators, subject to the terms and conditions contained therein, will from time to time on and after the Closing Date sell and/or contribute their respective right, title and interest in their Receivables to Borrower. 2. Pursuant to the Credit and Security Agreement (hereinafter defined), the Master Servicer has agreed to act as master servicer under the Credit and Security Agreement and in that capacity has agreed, among other things, to service the Receivables. 3. Each of the Covered Entities is a Subsidiary of Performance Guarantor, and Performance Guarantor is expected to receive substantial direct and indirect benefits from the sale and/or contribution of Receivables by the Covered Entities to Borrower pursuant to the Sale Agreement and the servicing of the Receivables by the Master Servicer (which benefits are hereby acknowledged). 4. As an inducement for the Lenders from time to time party to the Credit and Security Agreement to make Advances pursuant to the Credit and Security Agreement, Performance Guarantor has agreed to guaranty the due and punctual performance by the Covered Entities of their respective obligations under the Sale Agreement, the Credit and Security Agreement and the other Transaction Documents, as applicable. 5. Performance Guarantor wishes to guaranty the due and punctual performance by the Covered Entities of their respective obligations under or in respect of the Sale Agreement, the Credit and Security Agreement and the other Transaction Documents as provided herein. AGREEMENT NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which Performance Guarantor hereby acknowledges, Performance Guarantor hereby agrees as follows:

2 753287359 23728593 Section 1. Definitions. Capitalized terms used herein and not defined herein shall have the respective meanings assigned thereto in the Sale Agreement or, if not defined therein, in the Credit and Security Agreement. In addition: “Credit and Security Agreement” means that certain Credit and Security Agreement, dated as of the date hereof, among Borrower, Master Servicer, the lenders from time to time party thereto (each, together with its successors and permitted assigns, a “Lender” and all, together with their successors and permitted assigns, the “Lenders”), and the Administrative Agent, as the same may be amended, restated or otherwise modified from time to time. “Obligations” means, collectively, all covenants, agreements, duties, indemnities and other obligations to be performed or observed by any Covered Entity under and pursuant to the Sale Agreement, the Credit and Security Agreement and each of the other Transaction Documents, including, without limitation, the due and punctual payment of all sums which are or may become due and owing by such Covered Entity under and in accordance with the Sale Agreement or the Credit and Security Agreement, whether for fees, expenses (including reasonable counsel fees), indemnified amounts or otherwise, whether upon any termination or for any other reason. Section 2. Guaranty of Performance of Obligations. (a) Performance Guarantor hereby guarantees to Administrative Agent, the full and punctual payment and performance by the Covered Entities of their respective Obligations. For the avoidance of doubt, but without limiting the scope of the Obligations, Performance Guarantor shall have no obligation to guaranty any obligations of the Obligors under Contracts related to Pool Receivables. (b) This Undertaking is an absolute, unconditional and continuing undertaking of the full and punctual performance of all of the Obligations under the Sale Agreement, the Credit and Security Agreement and each of the other Transaction Documents and is in no way conditioned upon any requirement that Administrative Agent first attempt to collect any payment Obligations from any other Person or resort to any collateral security, any balance of any deposit account or credit on the books of the Administrative Agent, or any Lender in favor of any Covered Entity or any other Person or other means of obtaining payment in respect of any Obligations. Should an Amortization Event or Termination Event occur and be continuing with respect to the default in the payment or performance by any Covered Entity of any of its Obligations, Administrative Agent (or its assigns) may cause the immediate performance or payment by Performance Guarantor of the Obligations of such Covered Entity, without demand or notice of any nature (other than as expressly provided herein), all of which are hereby expressly waived by Performance Guarantor. Notwithstanding the foregoing, for the avoidance of doubt, this Undertaking is not a guarantee of the collection of any of the Receivables, and Performance Guarantor shall not be responsible for any Obligations to the extent the failure to pay or perform such Obligations by any Covered Entity results from Receivables being uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness or other financial or credit condition resulting in the inability to pay in respect of an Obligor. Section 3. Reinstatement, etc. The Performance Guarantor further agrees that, to the extent that any Person makes a payment or payments to the Administrative Agent or any Lender in respect of any Obligation, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to such Person or to the estate, trustee, or receiver of such Person or to any other party, including, without limitation, the Performance

3 753287359 23728593 Guarantor, under any bankruptcy, insolvency or similar state or federal Law, common law or equitable cause, then, to the extent of such payment or repayment, the Obligations or any part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred. Section 4. Confirmation. Performance Guarantor hereby confirms that the transactions contemplated by the Transaction Documents have been arranged among the Administrative Agent, the Covered Entities and the Lenders, as applicable, with Performance Guarantor’s full knowledge and consent and any amendment, restatement, modification or supplement of, or waiver of compliance with, the Transaction Documents in accordance with the terms thereof by any of the foregoing shall be deemed to be with Performance Guarantor’s full knowledge and consent. Section 5. Performance Guarantor’s Further Agreements to Pay. Performance Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to Administrative Agent (and its assigns), forthwith upon demand in funds immediately available to Administrative Agent, all reasonable costs and expenses (including court costs and reasonable legal expenses) incurred or expended by Administrative Agent in connection with the enforcement of this Undertaking, together with, without duplication, interest on amounts recoverable under this Undertaking from the time when such amounts become due hereunder until payment, at a rate of interest (computed for the actual number of days elapsed based on a 360 day year) equal to the lesser of (a) the Alternate Base Rate for each date during such period and (b) the maximum interest rate permitted by applicable Law. Section 6. Waivers by Performance Guarantor. Performance Guarantor waives notice of acceptance of this Undertaking, notice of any action taken or omitted by Administrative Agent (or its assigns) in reliance on this Undertaking, and any requirement that Administrative Agent (or its assigns) be diligent or prompt in making demands under this Undertaking, giving notice of the Termination Date, the Amortization Date, any Amortization Event, any Termination Event, any other default or omission by any Covered Entity or asserting any other rights of Administrative Agent under this Undertaking. Performance Guarantor warrants that it has adequate means to obtain from each Covered Entity, on a continuing basis, information concerning the financial condition of such Covered Entity, and that it is not relying on Administrative Agent to provide such information, now or in the future. Performance Guarantor also irrevocably waives all defenses (i) that at any time may be available in respect of the Obligations by virtue of any statute of limitations, valuation, stay, moratorium Law or other similar Law now or hereafter in effect or (ii) that arise under the Law of suretyship, including impairment of collateral. Administrative Agent (and its assigns) shall be at liberty, without giving notice to or obtaining the assent of Performance Guarantor and without relieving Performance Guarantor of any liability under this Undertaking, to deal with each Covered Entity and with each other party who now is or after the date hereof becomes liable in any manner for any of the Obligations, in such manner as Administrative Agent in its reasonable discretion deems fit, and to this end Performance Guarantor agrees that the validity and enforceability of this Undertaking, including without limitation, the provisions of Section 10 hereof, shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Obligations or any part thereof or any agreement relating thereto at any time (except that any such extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Obligations, if duly granted or agreed to be granted in accordance with the Transaction Documents, shall be given effect in determining the extent of the Obligations which the Performance Guarantor is required to perform or cause to be performed); (b) any failure or omission to enforce any right, power or remedy with respect to the Obligations or any part thereof or any agreement relating thereto, or any collateral securing the Obligations or any part thereof; (c) any waiver of any right,

4 753287359 23728593 power or remedy or of the Termination Date, any Termination Event, the Amortization Date, any Amortization Event or any default with respect to the Obligations or any part thereof or any agreement relating thereto (except that any such waiver, if duly granted, agreed to be granted or made in accordance with the Transaction Documents, shall be given effect in determining the extent of the Obligations which the Performance Guarantor is required to perform or cause to be performed); (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other obligation of any person or entity with respect to the Obligations or any part thereof (except that any such release, surrender, compromise, settlement, waiver, subordination or modification, if duly granted, agreed to be granted or made in accordance with the Transaction Documents, shall be given effect in determining the extent of the Obligations which the Performance Guarantor is required to perform or cause to be performed); (e) the enforceability, validity, binding effect, legality, subordination or disaffirmance of the Obligations or any part thereof or the genuineness, enforceability or validity or amendment, restatement, modification or supplement of, or waiver of compliance with, any agreement relating thereto or with respect to the Obligations or any part thereof; (f) the application of payments received from any source to the payment of any payment Obligations or any part thereof or amounts which are not covered by this Undertaking even though Administrative Agent (or its assigns) might lawfully have elected to apply such payments to any part or all of the payment Obligations or to amounts which are not covered by this Undertaking; (g) the existence of any claim, setoff or other rights which Performance Guarantor may have at any time against any Covered Entity in connection herewith or any unrelated transaction; (h) any assignment or transfer of the Obligations or any part thereof; or (i) any failure on the part of any Covered Entity to perform or comply with any term of the Sale Agreement, the Credit and Security Agreement, any other Transaction Document or any other document executed in connection therewith or delivered thereunder, in each case whether or not Performance Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (i) of this Section 6. Section 7. Unenforceability of Obligations Against Covered Entities. Notwithstanding (a) any change of ownership of any Covered Entity; (b) the insolvency, bankruptcy or any other change in the legal status of any Covered Entity; (c) the change in or the imposition of any Law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Obligations; (d) the failure of any Covered Entity or Performance Guarantor to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Obligations or this Undertaking, or to take any other action required in connection with the performance of all obligations pursuant to the Obligations or this Undertaking; or (e) if any of the moneys included in the Obligations have become irrecoverable from the applicable Covered Entity for any other reason other than payment in full of the payment Obligations in accordance with their terms, this Undertaking shall nevertheless be binding on Performance Guarantor. This Undertaking shall be in addition to any other guaranty or other security for the Obligations, and it shall not be rendered unenforceable by the invalidity of any such other guaranty or security. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Covered Entity or for any other reason with respect to any Covered Entity, all such amounts then due and owing with respect to the Obligations under the terms of the Sale Agreement, the Credit and Security Agreement, any other Transaction Document or any other agreement evidencing, securing or otherwise executed in connection with the Obligations, shall if not paid or performed by such Covered Entity be immediately due and payable by Performance Guarantor.

5 753287359 23728593 Section 8. Representations and Warranties. The Performance Guarantor hereby represents and warrants to the Administrative Agent as of the date hereof, as of each Payment Date and as of each Borrowing Date, that: (a) Organization and Qualification. The Performance Guarantor is a corporation duly organized, validly existing and in good standing under the Laws of New York and the Performance Guarantor has obtained all necessary licenses and approvals in all jurisdictions in which the conduct of its business requires such qualification, licenses or approvals where a failure to do so would reasonably be expected to have or result in a Material Adverse Effect. (b) Authority; No Conflict or Violation. The execution, delivery and performance by the Performance Guarantor of this Undertaking, the performance of its obligations under this Undertaking, and the consummation of the transactions contemplated in this Undertaking and the other Transaction Documents to which it is a party, have been duly authorized by all necessary corporate action on the part of the Performance Guarantor and do not and will not (i) require any consent or approval of its board of directors, or any authorization, consent, approval, order, filing, registration or qualification by or with any Governmental Authority, except those that have been obtained and are in full force and effect, (ii) violate any provision of (A) any applicable Law or of any order, writ, injunction or decree presently in effect having applicability to the Performance Guarantor or (B) the Organizational Documents of the Performance Guarantor, (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Performance Guarantor is a party or by which it or its properties may be bound or affected, or (iv) result in, or require, the creation or imposition of any Lien or other charge or encumbrance of any nature upon or with respect to any of the assets now owned or hereafter acquired by Borrower except, with respect to clauses (i), (ii)(A) and (iv) above, where the failure to so comply with any of the foregoing could not reasonably be expected to have a Material Adverse Effect. (c) Legal Agreement. This Undertaking has been duly authorized, executed and delivered by the Performance Guarantor, and constitutes the legal, valid and binding obligation of the Performance Guarantor, enforceable against it in accordance with its terms, except to the extent that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforcement of creditors’ rights generally or by general equitable principles, regardless of whether such enforcement is considered in a proceeding in equity or at law. (d) Anti-Corruption Laws; Anti-Money Laundering Laws and Sanctions. (i) None of (A) the Performance Guarantor, any Subsidiary or, to the knowledge of the Performance Guarantor or such Subsidiary, any of their respective directors, officers, employees or Affiliates, or (B) any agent or representative of the Performance Guarantor or any Subsidiary that will act in any capacity in connection with or benefit from the Transaction Documents, (I) is a Sanctioned Person or currently the subject or target of any Sanctions, (II) has its assets located in a Sanctioned Country, (III) is under administrative, civil or criminal investigation for an alleged violation of, or received notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of, Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by a governmental authority that enforces Sanctions or any Anti- Corruption Laws or Anti-Money Laundering Laws, or (IV) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons.

6 753287359 23728593 (ii) Each of the Performance Guarantor and its Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance by the Performance Guarantor and its Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions. (iii) Each of the Performance Guarantor and its Subsidiaries, and to the knowledge of the Performance Guarantor, director, officer, employee, agent and Affiliate of the Performance Guarantor and each such Subsidiary, is in compliance with applicable Anti- Corruption Laws, Anti-Money Laundering Laws in all respects and applicable Sanctions. (iv) No proceeds of any Advance have been used, directly or indirectly, by the Performance Guarantor, any of its Subsidiaries or any of its or their respective directors, officers, employees or agents in violation of Section 5.2(h) of the Credit and Security Agreement. (e) Solvency. The Performance Guarantor is, and after giving effect to the transactions contemplated by this Undertaking and the other Transaction Documents, will be, Solvent. (f) Investment Company Act. The Performance Guarantor is not required to register as an “investment company” within the meaning of the Investment Company Act. (g) Compliance with Laws. The Performance Guarantor has complied with all applicable Laws, the non-compliance with which could reasonably be expected to have a Material Adverse Effect. (h) Opinions. The facts regarding the Columbus Parties, the Receivables, the Related Security and the related matters set forth or assumed in each of the opinions of counsel delivered in connection with this Undertaking and the Transaction Documents are true and correct in all material respects. (i) Litigation and Other Proceedings. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Performance Guarantor, threatened at law, in equity, in arbitration or before any Governmental Authority, by or against the Performance Guarantor, (i) asserting the invalidity of this Undertaking or any other Transaction Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Undertaking or any other Transaction Document, or (iii) seeking any determination or ruling that could materially and adversely affect the performance by the Performance Guarantor of its obligations under, or the validity or enforceability of, this Undertaking or any other Transaction Document. (j) Material Adverse Effect. Since December 31, 2022, no event has occurred that could reasonably be expected to have a Material Adverse Effect. (k) ERISA Compliance. (i) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, or an

7 753287359 23728593 application for such a letter is currently being processed by the Internal Revenue Service. To the best knowledge of the Performance Guarantor, nothing has occurred that would prevent or cause the loss of, such tax-qualified status. (ii) There are no pending or, to the best knowledge of the Performance Guarantor, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (iii) Except as could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect, (A) no ERISA Event has occurred, and neither the Performance Guarantor nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event; (B) the Performance Guarantor and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (C) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and neither the Performance Guarantor nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (D) neither the Performance Guarantor nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid: (E) neither the Performance Guarantor nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (F) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan. (iv) Neither the Performance Guarantor nor any ERISA Affiliate maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Pension Plan. (v) With respect to each scheme or arrangement mandated by a government other than the United States (a “Foreign Government Scheme or Arrangement”) and with respect to each employee benefit plan maintained or contributed to by any Columbus Party or any Subsidiary of any Columbus Party that is not subject to United States Law (a “Foreign Plan”): (A) (A) any employer and employee contributions required by Law or by the terms of any Foreign Government Scheme or Arrangement or any Foreign Plan have been made, or, if applicable, accrued, in accordance with normal accounting practices; (B) the fair market value of the assets of each funded Foreign Plan, the liability of each insurer for any Foreign Plan funded through insurance or the book reserve established for any Foreign Plan, together with any accrued contributions, is

8 753287359 23728593 sufficient to procure or provide for the accrued benefit obligations with respect to all current and former participants in such Foreign Plan according to the actuarial assumptions and valuations most recently used to account for such obligations in accordance with applicable generally accepted accounting principles; and (C) each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities. (l) Taxes. The Performance Guarantor has (i) timely filed all Tax returns required to be filed by it and (ii) paid, or caused to be paid, all Taxes, assessments and other governmental charges, if any, other than Taxes, assessments and other governmental charges being contested in good faith by appropriate proceedings diligently conducted and as to which adequate reserves have been provided in accordance with GAAP. (m) Accuracy of Information. No written information heretofore furnished by or on behalf of the Performance Guarantor to the Borrower, the Administrative Agent or any of the Lenders for purposes of or in connection with this Undertaking or any transaction contemplated hereby contains, and no such written information hereafter furnished by or on behalf of the Performance Guarantor to the Borrower, the Administrative Agent or any of the Lenders will contain, any material misstatement of fact or omit to state any material fact necessary to make such information not materially misleading in light of the circumstances under which made. Section 9. Covenants. Performance Guarantor covenants and agrees that, from the date hereof until the Final Payout Date, it shall observe and perform the following covenants: (a) Compliance with Laws. The Performance Guarantor shall comply with all applicable Laws, the non-compliance with which could reasonably be expected to have a Material Adverse Effect. (b) Preservation of Existence and Franchises. The Performance Guarantor shall maintain its organizational existence and its rights and franchises in full force and effect in its jurisdiction of incorporation. The Performance Guarantor will qualify and remain licensed or qualified as a foreign corporation in each jurisdiction in which the failure to receive or retain such licensing or qualification could reasonably be expected to have a Material Adverse Effect. (c) Structural Changes. The Performance Guarantor shall not permit itself to merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person without (x) the prior written consent of the Administrative Agent and (y) delivery to the Administrative Agent of all instruments and other documents and opinions reasonably requested by the Administrative Agent in connection with such change. (d) Actions Contrary to Separateness. It shall not take any action inconsistent with the terms of Section 5.1(l) of the Credit and Security Agreement or Section 4.1(n) of the Sale Agreement. (e) Collections. In the event any payments relating to Receivables Assets are remitted directly to the Performance Guarantor, it shall remit (or shall cause all such payments to be remitted) directly to a Collection Account within two (2) Business Days after payment thereof, and at all times prior to such remittance, it will itself hold or, if applicable, will cause such payments to be held for the exclusive benefit of the Borrower and its assigns.

9 753287359 23728593 (f) Ownership and Control. The Performance Guarantor shall continue to own, directly or indirectly, 100% of the issued and outstanding Capital Stock and other equity interests of each Covered Entity and Borrower. Without limiting the generality of the foregoing, the Performance Guarantor shall not permit the occurrence of any Change of Control. (g) Compliance with Anti-Corruption Laws; Beneficial Ownership Regulation, Anti-Money Laundering Laws and Sanctions. The Performance Guarantor will (i) maintain in effect and enforce policies and procedures designed to ensure compliance by the Performance Guarantor and its Subsidiaries and their respective directors, officers, employees and agents with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions, (ii) notify the Administrative Agent and each Lender that previously received a Beneficial Ownership Certification (or a certification that the Borrower qualifies for an express exclusion to the “legal entity customer” definition under the Beneficial Ownership Regulation) of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein (or, if applicable, the Borrower ceasing to fall within an express exclusion to the definition of “legal entity customer” under the Beneficial Ownership Regulation) and (iii) promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or such Lender directly, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation. (h) Insurance. The Performance Guarantor shall maintain with financially sound and reputable insurers insurance with respect to its properties and businesses and against such liabilities, casualties and contingencies and of such types and in such amounts as is customary in the case of corporations or other entities engaged in the same or similar business or having similar properties similarly situated. (i) Financial Accounting Practices. The Performance Guarantor shall make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect in all material respects its transactions and dispositions of its assets and maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are recorded as necessary (A) to permit preparation of financial statements in conformity with GAAP and (B) to maintain accountability for assets and (ii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. (j) Payment of Taxes and Other Claims. The Performance Guarantor will timely filed all Tax returns required to be filed by it and will pay or discharge, when due, (i) all material Taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, (ii) all material federal, state and local Taxes required to be withheld by it, and (iii) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any properties of the Performance Guarantor. (k) Borrower’s Tax Status. The Performance Guarantor will take such actions as needed to ensure that the Borrower will (i) remain a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701-3 for U.S. federal income tax purposes that is wholly owned by a United States person (within the meaning of Section 7701(a)(30) of the Code), (ii) not become an association taxable as a corporation or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes, (iii) not become subject to Taxes in any jurisdiction outside of the United States and (iv) not become subject to any material Taxes imposed by a state or local taxing authority.

10 753287359 23728593 (l) Use of Proceeds. The Performance Guarantor will not use the proceeds of any Advance, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of “purchasing or carrying” any margin stock. The Performance Guarantor shall use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Advance, directly or indirectly, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party to the Credit and Security Agreement or the Sale Agreement. Section 10. Subrogation; Subordination. Notwithstanding anything to the contrary contained herein, until the Final Payout Date, Performance Guarantor (a) will not enforce or otherwise exercise any right of subrogation to any of the rights of Administrative Agent or any Lender against any Covered Entity to the claims of Administrative Agent and the Lenders against any Covered Entity and all contractual, statutory or legal or equitable rights of contribution, reimbursement, indemnification and similar rights and “claims” (as that term is defined in the Federal Bankruptcy Code) which Performance Guarantor might now have or hereafter acquire against any Covered Entity that arise from the existence or performance of Performance Guarantor’s obligations hereunder, (b) after the occurrence and during the continuance of any default in the payment or performance of any of the Obligations, will not claim any setoff, recoupment or counterclaim against any Covered Entity in respect of any liability of Performance Guarantor to such Covered Entity and (c) waives any benefit of and any right to participate in any collateral security which may be held by the Administrative Agent or the Lenders. The cash payment of any amounts due with respect to any indebtedness of any Covered Entity now or hereafter owed to Performance Guarantor is hereby subordinated to the prior payment in full of all of the Obligations in accordance with the following sentence. Performance Guarantor agrees that, after the occurrence and during the continuance of any default in the payment or performance of any of the Obligations, Performance Guarantor will not demand, sue for or otherwise attempt to collect cash payment of any such indebtedness of any Covered Entity to Performance Guarantor until the Final Payout Date. If, notwithstanding the foregoing sentence, after the occurrence and during the continuance of any default in the payment or performance of any of the Obligations, Performance Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still unperformed or outstanding, such amounts shall be collected, enforced and received by Performance Guarantor as trustee for Administrative Agent (and its assigns) and be paid over to Administrative Agent (or its assigns) on account of the Obligations without affecting in any manner the liability of Performance Guarantor under the other provisions of this Undertaking. Section 11. Termination of Undertaking. Performance Guarantor’s obligations hereunder shall continue in full force and effect until the Final Payout Date, provided that this Undertaking shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of any Covered Entity or otherwise, as though such payment had not been made or other satisfaction occurred, whether or not Administrative Agent (or its assigns) is in possession of this Undertaking. No invalidity, irregularity or unenforceability by reason of the Federal Bankruptcy Code or any insolvency or other similar Law, or any Law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Obligations shall impair, affect, be a defense to or claim against the obligations of Performance Guarantor under this Undertaking.

11 753287359 23728593 Section 12. Effect of Bankruptcy. This Undertaking shall survive the insolvency of any Covered Entity and the commencement of any case or proceeding by or against any Covered Entity under the Federal Bankruptcy Code or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes. No automatic stay under the Federal Bankruptcy Code with respect to any Covered Entity or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes to which such Covered Entity is subject shall postpone the obligations of Performance Guarantor under this Undertaking. Section 13. Taxes. All payments to be made by Performance Guarantor hereunder shall be made free and clear of any deduction or withholding. If Performance Guarantor is required by applicable Law to make any deduction or withholding on account of tax or otherwise from any such payment, the sum due from it in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding (including such deductions and withholdings applicable to additional sums payable under this Section), Administrative Agent receives a net sum equal to the sum which it would have received had no deduction or withholding been made; provided that any payments to be made to any Lender shall be subject to compliance by such Person with Section 8.5(f) of the Credit and Security Agreement. Section 14. Indemnities by Performance Guarantor. Without limiting any other rights that the Administrative Agent or the Lenders may have hereunder or under applicable Law, Performance Guarantor hereby agrees to indemnify (and pay upon demand to) the Administrative Agent, the Lenders and their respective successors, assigns, officers, directors, agents and employees (each a “PG Indemnified Party”) from and against any and all damages, losses, claims, Taxes, liabilities, costs, reasonable expenses and for all other amounts payable, including reasonable fees and disbursements of external counsel in suits by parties to the Transaction Documents against one another and by third parties (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any of them arising out of or as a result of: (i) any breach by Performance Guarantor of any of its obligations or duties under this Undertaking; (ii) the inaccuracy of any representation or warranty made by Performance Guarantor hereunder or in any certificate or statement delivered pursuant hereto; or (iii) the failure by Performance Guarantor to comply with any applicable Law, rule or regulation with respect to this Undertaking, the transactions contemplated hereby, any other Transaction Document to which it is a party in any capacity, the Obligations or otherwise excluding, however, in all of the foregoing instances: (i) Indemnified Amounts to the extent a final non-appealable judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the PG Indemnified Party seeking indemnification; or (ii) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible solely on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor. Section 15. Further Assurances. Performance Guarantor will, at its own cost and expense, cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as the Administrative Agent (or its assigns) may reasonably request from time to time in order to carry out the intent and purposes of this Undertaking more effectively and the transactions contemplated by this Undertaking.

12 753287359 23728593 Section 16. Successors and Assigns. This Undertaking shall be binding upon Performance Guarantor, its successors and permitted assigns, and shall inure to the benefit of and be enforceable by Administrative Agent and its successors and assigns. Performance Guarantor may not assign or transfer any of its obligations hereunder without the prior written consent of the Administrative Agent (with the consent of all Lenders). The Performance Guarantor acknowledges that pursuant to the Credit and Security Agreement, the Administrative Agent may assign or otherwise transfer its rights under this Undertaking, the Credit and Security Agreement, any other Transaction Document, any other documents executed in connection herewith or therewith or delivered hereunder or thereunder or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Obligations and upon such assignment such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment or transfer, with all the rights in respect thereof granted to the Administrative Agent herein and therein. Each of the parties hereto hereby agrees that each of the Lenders shall be third-party beneficiaries of this Undertaking. Section 17. Amendments and Waivers. No amendment or waiver of any provision of this Undertaking nor consent to any departure by Performance Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Administrative Agent (with the consent of the Required Lenders) and, in the case of an amendment, Performance Guarantor. No failure on the part of Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. Section 18. Notices. All communications and notices provided for hereunder shall be in writing (including email, bank wire, facsimile or electronic transmission or similar writing) and shall be given to the other parties hereto as follows: if to Performance Guarantor, at the following address, email address or facsimile number: Columbus McKinnon Corporation 13320 Ballantyne Corporate Place Charlotte, NC 28277 Attention: Gregory P. Rustowicz, Executive Vice President - Finance and Chief Financial Officer Phone: 716-689-5442 Fax: 716-689-5598 Email: gregory.rustowicz@cmworks.com and if to Administrative Agent, at the address set forth in the Credit and Security Agreement. Each such notice or other communication shall be effective (a) if given by facsimile or email, upon the receipt thereof, (b) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (c) if given by any other means, when received at the address specified in this Section 18. Section 19. CHOICE OF LAW. THIS UNDERTAKING SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

13 753287359 23728593 Section 20. CONSENT TO JURISDICTION. EACH OF PERFORMANCE GUARANTOR AND ADMINISTRATIVE AGENT HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS UNDERTAKING OR ANY DOCUMENT EXECUTED BY PERFORMANCE GUARANTOR OR ADMINISTRATIVE AGENT PURSUANT TO THIS UNDERTAKING, AND EACH OF PERFORMANCE GUARANTOR AND ADMINISTRATIVE AGENT HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. Section 21. WAIVER OF JURY TRIAL. EACH OF PERFORMANCE GUARANTOR AND ADMINISTRATIVE AGENT HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS UNDERTAKING, ANY DOCUMENT EXECUTED BY PERFORMANCE GUARANTOR PURSUANT TO THIS UNDERTAKING OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER. Section 22. Miscellaneous. This Undertaking constitutes the entire agreement of Performance Guarantor and the Administrative Agent with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by applicable Law or any other agreement, and this Undertaking shall be in addition to any other guaranty of or collateral security for any of the Obligations. The provisions of this Undertaking are severable, and in any action or proceeding involving any state corporate Law, or any state or federal bankruptcy, insolvency, reorganization or other applicable Law affecting the rights of creditors generally, if the obligations of Performance Guarantor hereunder would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of Performance Guarantor’s liability under this Undertaking, then, notwithstanding any other provision of this Undertaking to the contrary, the amount of such liability shall, without any further action by Performance Guarantor or Administrative Agent, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding. Any provisions of this Undertaking which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise specified, references herein to “Section” shall mean a reference to sections of this Undertaking. Section 23. Counterparts; Electronic Signatures. This Undertaking may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. To the fullest extent permitted by applicable Law, delivery of an executed counterpart of a signature page of this Undertaking by telefacsimile or electronic image scan transmission (such as a “pdf” file) will be effective to the same extent as delivery of a manually executed original counterpart of this Undertaking. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Undertaking, any other Transaction Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Undertaking or any other Transaction

14 753287359 23728593 Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Without limiting the generality of the foregoing, each party hereto hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Columbus Parties, electronic images of this Undertaking or any other Transaction Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (B) waives any argument, defense or right to contest the validity or enforceability of the Transaction Documents based solely on the lack of paper original copies of any Transaction Documents, including with respect to any signature pages thereto. Section 24. USA Patriot Act; Anti-Money Laundering Laws. The Administrative Agent hereby notifies the Performance Guarantor for itself and on behalf of the Lenders that pursuant to the requirements of the PATRIOT Act or any other Anti-Money Laundering Laws, each of them is required to obtain, verify and record information that identifies the Performance Guarantor and its Subsidiaries, which information includes the name and address of the Performance Guarantor and its Subsidiaries and other information that will allow such Person to identify such parties in accordance with the PATRIOT Act or any other Anti-Money Laundering Laws. Section 25. Set-off. The Administrative Agent (and its assigns) is hereby authorized by Performance Guarantor at any time and from time to time, without notice to Performance Guarantor (any such notice being expressly waived by Performance Guarantor) and to the fullest extent permitted by applicable Law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) and other sums at any time held by, and other indebtedness at any time owing to, any such Person to or for the credit of the account of Performance Guarantor, against any and all Obligations of Performance Guarantor, now existing or hereafter arising under this Undertaking. Section 26. Bankruptcy Petition. Performance Guarantor hereby covenants and agrees that, prior to the date that is one (1) year and one (1) day after the date after the Final Payout Date, it will not institute against, or join any other Person in instituting against, Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the Laws of the United States or any state of the United States. <Signature pages follow>

Performance Undertaking IN WITNESS WHEREOF, Performance Guarantor has caused this Undertaking to be executed and delivered as of the date first above written. PERFORMANCE GUARANTOR: COLUMBUS MCKINNON CORPORATION By: ______________________________ Name: Gregory P. Rustowicz Title: Executive Vice President – Finance and Chief Financial Officer DocuSign Envelope ID: DF212AB6-83AF-4121-8CB6-30AFA3105395